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                                                                    EXHIBIT 23.1



                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 of our report dated July 17, 1998 included in the Genesys Telecommunications Laboratories, Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ---------------------------------
                                        ARTHUR ANDERSEN LLP



San Jose, California
June 15, 1999
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